UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 30, 2019

TOMI ENVIRONMENTAL SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida	000-09908	59-1947988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9454 Wilshire Blvd., Penthouse Beverly Hills, California	90212
(Address of principal executive offices)	(Zip Code)

(800) 525-1698
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting of Shareholders of TOMI Environmental Solutions, Inc. (the "Company") held on October 30, 2019 (the "Annual Meeting"), the shareholders of the Company approved four proposals, a description of which may be found in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 19, 2019. Of the 124,700,418 shares of common stock outstanding as of the record date, 90,913,961 shares were represented at the Annual Meeting, and all of the 510,000 shares of Series A preferred stock outstanding as of the record date were represented at the Annual Meeting, which constituted a quorum. The final voting results of the four proposals are set forth below.

Proposal 1:  Election of Class II Directors

The Company's shareholders elected Walter C. Johnsen and Kelly J. Anderson to serve as the Class II Directors on the Company's Board of Directors (the "Board"), to serve a three-year term that will expire at the Company's 2022 Annual Meeting of Shareholders and at such time as his successor has been duly elected and qualified or his earlier resignation or removal. The voting results are as follows:

	For	Withheld	Broker Non-Votes
Kelly J. Anderson	67,845,504	250,647	22,817,810
Walter C. Johnsen	67,845,504	250,647	22,817,810

Proposal 2:  Ratification of Independent Registered Public Accounting Firm

The Company's shareholders ratified the appointment of Wolinetz, Lafazan & Company, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019. The voting results are as follows:

For	Against	Abstain
90,912,212	1,732	17

Proposal 3:  Approval of an Amendment to the Company's Restated Articles of Incorporation, as Amended, to Increase the Number of Authorized Shares of Common Stock from 200,000,000 to 250,000,000

The Company's shareholders approved of the proposal to amend the Company's Restated Articles of Incorporation, as amended, to increase the number of authorized shares of our Common Stock from 200,000,000 to 250,000,000, and direct such proposal to be submitted to the holders of our Common Stock and Series A Preferred Stock, each voting as a separate class, for approval.

For	Against	Abstain
90,171,794	671,011	71,156

Proposal 4:  Approval of an Amendment to the Company's Restated Articles of Incorporation, as Amended, to Implement a Reverse Stock Split

The Company's shareholders approved of the proposal to amend the Company's Restated Articles of Incorporation, as amended, to implement a reverse stock split of all the outstanding shares of common stock, within a range from 1-for-2 to 1-for-20, with the exact ratio of the reverse stock split to be determined by the board of directors of the Company. The voting results are as follows:

For	Against	Abstain
87,460,157	3,453,804	0

No other items were presented for stockholder approval at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMI ENVIRONMENTAL SOLUTIONS, INC.

Date: October 31, 2019	By:	/s/ Halden Shane
Name: Halden Shane
Title: Chief Executive Officer